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Exhibit 10.60

LIMITED LIABILITY COMPANY AGREEMENT
OF
WALTER INVESTMENT MANAGEMENT LLC

        This LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of Walter Investment Management LLC (the "Company") is executed as of February 4, 2009, by Walter Industries, Inc., as the sole member of the Company (the "Initial Member").

        The Initial Member hereby forms a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as amended from time to time (the "Act"), and hereby declares the following to be the Limited Liability Company Agreement of such limited liability company.

ARTICLE II

        2.1    Name.    The name of the limited liability company shall be Walter Investment Management LLC.

        2.2    Purpose.    The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing.

        2.3    Designated Agent for Service of Process.    The Company shall maintain a registered office and a designated and duly qualified agent for the service of process on the Company in the State of Delaware.

        2.4    Perpetual Existence.    The Company shall have perpetual existence.

ARTICLE III

Capitalization

        3.1    Identification of Initial Member; Capital Contributions.    Simultaneously with the execution hereof, the Initial Member is hereby admitted as the sole member of the Company, owning all of the limited liability company interests in, and all rights with respect to, the Company. The Initial Member shall not be required to make any initial capital contribution to the Company. However, the Initial Member may, but shall not be required to, make capital contributions to the Company at any time solely upon the written consent of the Initial Member. A member of the Company, other than the Initial Member, may, but shall not be required to, make capital contributions to the Company solely upon the written consent of such member and the Board of Managers. For purposes of clarification, the Company, and any Manager or Officer of the Company on behalf of the Company, may execute, deliver and perform any contribution or similar agreement with any member of the Company, including, without limitation, the Initial Member, in connection with the making by such member of any capital contribution to the Company pursuant to and in accordance with this Section 3.1, notwithstanding any other provision of this Agreement or the Act.

        3.2    Limited Liability Company Interests as Units; Unit Certificates.

        (a)   Each limited liability company interest in the Company shall be represented by units ("Units") in such number as, from time to time, authorized and determined by the Board of Managers (and, for purposes of clarification, the Company may issue an unlimited number of Units as authorized and determined by the Board of Managers). The Board of Managers hereby authorizes and the Company hereby issues one (1) Unit to the Initial Member, representing 100% of the limited liability company interests in the Company, and such Unit is hereby deemed duly authorized and issued to the Initial

Member, and the Initial Member is hereby admitted as a member of the Company in respect of such Unit. At any time and from time to time the Board of Managers may authorize and cause the Company to issue additional Units representing additional limited liability company interests in the Company to the Initial Member or to any other person or entity.

        (b)   Units may be, but shall not be required to be, represented by one or more certificates ("Unit Certificates") issued by the Company, at such times and in such form as determined by the Board of Managers. For purposes of clarification, no member of the Company shall at any time have any right to demand or receive any Unit Certificates, the determination of whether any such Units Certificates shall be issued being hereby vested entirely in the Board of Managers. Unless and until the Board of Managers shall cause the Company to issue any Unit Certificates, all Units shall be and remain uncertificated.

        3.3    Admission of Additional and Substitute Members; Transfers of Units.

        (a)   Notwithstanding any other provision of this Agreement or the Act to the contrary, any person or entity that acquires any Units, whether by or pursuant to any transfer, assignment, contribution, dividend, distribution or issuance of Units pursuant hereto or otherwise (but subject to Section 3.3(c) hereof), shall automatically, and without any further act, vote, consent or approval of the Board of Managers, any member of the Company or any other person or entity, be admitted as a member of the Company in respect of such Units acquired by such person or entity, and shall be deemed bound by the terms and provisions of this Agreement, at the time that such person so acquires such Units. In the case of any transfer or assignment of Units (including, without limitation, by contribution, dividend or distribution) by any person or entity pursuant hereto and in accordance herewith such person shall cease to be a member of the Company in respect of such Units at the time of such transfer or assignment.

        (b)   The Initial Member may at any time in its sole discretion, and without any further act, vote, consent or approval of the Board of Managers, any other member of the Company or any other person or entity, transfer or assign (including, without limitation, by contribution, dividend or distribution to one or more person or entities) all or any portion of its Units.

        (c)   Other than the Initial Member pursuant to Section 3.3(b) above, no member of the Company may transfer or assign all or any portion of its Units without the prior consent of the Board of Managers. To the fullest extent permitted by law, any transfer of Units in violation of this Section 3.3(c) shall be null and void and of no force or effect whatsoever and such Units shall not be deemed to have been transferred or assigned for any purposes of this Agreement.

ARTICLE IV

Tax/Allocation of Profits and Losses/Distributions

        The Initial Member intends to elect that the Company be treated as an association taxable as a corporation for United States federal income tax purposes. Subject to the Act, the Company may make distributions to the members of the Company, pro rata in accordance with their respective Units, from time to time, at such times, in such form and in such amounts as the Board of Managers may determine to be appropriate in its sole discretion.

ARTICLE V

Management

        5.1    General Powers.    The business and affairs of the Company shall be managed by the Board of Managers (the "Board of Managers"). The Board of Managers shall have the power to do any and all acts necessary or convenient to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by managers or members under the laws of the State of Delaware.

        5.2    Management.    The Board of Managers shall have the power and authority to act for and bind the Company. The Board of Managers shall have the right to manage the business and affairs of the Company and may delegate such management rights, powers, duties and responsibilities to one or more person or persons designated by it as it may determine.

        5.3    Authorized Person.     [                                    ] was designated as an "authorized person" within the meaning of the Act and was authorized and directed to execute, deliver and file the initial Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the initial Certificate of Formation of the Company with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased.

        5.4    Individual Manager Authority.    The members of the Board of Managers (each a "Manager") shall constitute the Company's managers for all purposes under the Act and other applicable law. Notwithstanding the foregoing, no Manager, acting in his or her capacity as Manager, shall be entitled to sign for or take any action individually on behalf of the Company without being authorized by the Board of Managers as provided in this ARTICLE V.

        5.5    Number and Qualification.    The number of Managers constituting the Board of Managers shall be not less than one nor more than sixteen, as may be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Managers, and the Board of Managers on the date hereof shall consist of three Managers. The members of the Company may from time to time change the maximum or minimum number of Managers.

        5.6    Designation and Term of Managers.    The Managers on the date hereof are Mark J. O'Brien, Victor P. Patrick and Miles C. Dearden, III. Each Manager shall serve until such Manager's death, incapacity, resignation, removal, or until the appointment of a successor.

        5.7    Removal of Managers.    Any Manager may be removed at any time with or without cause by the members of the Company.

        5.8    Vacancies.    The members of the Company may fill any vacancy occurring in the Board of Managers by designating a Manager to fill such vacancy.

        5.9    Chairman of the Board of Managers.    There shall be a Chairman of the Board of Managers (the "Chairman") elected by the Managers from their number at any meeting of the Board of Managers. The Chairman shall preside at all meetings of the Board of Managers and perform such other duties as may be directed by the Board of Managers, and shall serve as Chairman at the pleasure of the Board of Managers. Unless otherwise determined by the Board of Managers, the Chief Executive Officer of the Company shall be the Chairman.

        5.10    Compensation.    The Board of Managers may provide for the compensation of Managers for their services as such and for the payment or reimbursement of any or all expenses incurred by them in connection with such services.

        5.11    Merger of the Company.    Notwithstanding any other provision of this Agreement or the Act to the contrary, but without limiting the general powers of the Board of Managers as provided herein, the Company may merge with, or consolidate into, another limited liability company or other business entity (as defined in Section 18-209(a) of the Act), upon the approval solely of the Board of Managers, and without any further act, vote, consent or approval of any member of the Company (including, without limitation, the Initial Member) or any other person or entity (including, without limitation that certain merger of the Company with and into Hanover Capital Mortgage Holdings, Inc. (the "Merger")). In connection with any such merger or consolidation of the Company (including, without limitation, the Merger), the Board of Managers, without any further act, vote, consent or approval of any member of the Company (including, without limitation, the Initial Member) or any other person or entity, shall approve an agreement of merger or consolidation, containing such terms as the Board of Managers determines in its sole discretion to be appropriate. In accordance with Section 18-209 of the Act (including Section 18-209(f)), notwithstanding anything to the contrary contained in this Agreement or the Act, an agreement of merger or consolidation approved by the Board of Managers may (i) effect any amendment to this Agreement, or (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company of the merger or consolidation. Any amendment to this Agreement or adoption of a new limited liability company agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation or as otherwise set forth therein (whether earlier or later than the effective time or date of the merger or consolidation). For purposes of clarification, and notwithstanding any other provision of this Agreement or the Act to the contrary, the Board of Managers acting alone may take any action on behalf of the Company and cause to be executed and delivered any document on behalf of the Company (including, without limitation, an agreement of merger or consolidation) in connection with or to effectuate any merger or consolidation of the Company approved in accordance with this Section 5.11 or otherwise (including, without limitation, the Merger), without any further act, vote, consent or approval of any member of the Company (including, without limitation, the Initial Member) or any other person or entity, and any such action previously taken or document previously executed and delivered is hereby ratified, approved, confirmed and adopted. The provisions of this Section shall not be construed to limit the accomplishment of a merger or consolidation or of any of the matters referred to herein by any other means otherwise permitted by law.

ARTICLE VI

MEETINGS OF THE BOARD OF MANAGERS

        6.1    Meetings of Board of Managers.    The Board of Managers shall hold such meetings as may be called by the Chairman or requested by any Manager in writing to the Chairman. Such a meeting may be held at a time and a location fixed by the Chairman, but in any event no more than ninety (90) days after any proper request; provided, however, that such requirement may be waived by the Manager requesting the meeting.

        6.2    Notice of Meetings.    The Chairman shall, at least twelve hours before the meeting, give or cause to be given notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called. Any duly convened meeting may be adjourned by the Managers to a later time without further notice.

        6.3    Waiver of Notice.    Any Manager may waive notice of any meeting before or after the meeting. Except as provided in the following sentence, the waiver must be in writing, signed by the Manager entitled to the notice and delivered to the Company for inclusion in the minutes or filing with the Company's records. A Manager's attendance at or participation in a meeting waives any required notice of such meeting unless the Manager at the beginning of the meeting, or promptly upon arrival, objects to the holding of the meeting or to transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

        6.4    Quorum.    A majority of the number of Managers fixed by or pursuant to this Agreement shall constitute a quorum for the transaction of business at any meeting of the Board of Managers, or if no number is so fixed, a majority of Managers in office immediately before the meeting begins shall constitute a quorum.

        6.5    Action by the Board of Managers.    The affirmative vote of a majority of the Managers present at a meeting at which there is a quorum shall be the act of the Board of Managers. As used in this Agreement, the phrase "the approval of the Board of Managers," "the consent of the Board of Managers,"

"as determined by the Board of Managers" and similar phrases means the approval as set forth in the preceding sentence, except as expressly provided otherwise in this Agreement.

        6.6    Presumption of Assent.    A Manager who is present at a meeting of the Board of Managers or a committee of the Board of Managers when board action is taken is deemed to have assented to the action taken unless (i) he objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or to transacting business at the meeting, (ii) his dissent or abstention from the action taken is entered in the minutes of the meeting, or (iii) he files written notice of his dissent or abstention with the presiding chairman of the meeting before its adjournment or with the Company immediately after the adjournment of the meeting. Such right of dissent or abstention is not available to a Manager who votes in favor of the action taken.

        6.7    Action Without Meeting.    On any matter that is to be voted on, consented to or approved by the Board of Managers, the Board of Managers may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers entitled to vote thereon were present and voted. On any matter that is to be voted on by Managers, the Managers may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law. A consent transmitted by electronic transmission by a Manager or by a person or persons authorized to act for a Manager shall be deemed to be written and signed for purposes of this Agreement. For purposes of this Agreement, the term "electronic transmission" means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

        6.8    Committees of the Board of Managers.    The Board of Managers may create an executive committee, a compensation committee and other committees of the Board of Managers and appoint Managers to serve on such committees. The creation of a committee of the Board of Managers and the appointment of Managers to it must be approved by the greater of (i) a majority of the number of Managers in office when the action is taken or (ii) the number of Managers required to take action pursuant to this Agreement. Each committee of the Board of Managers must have two or more Managers and, to the extent authorized by the Board of Managers, shall have and may exercise all of the authority of the Board of Managers in the management of the Company. Each committee member shall serve at the pleasure of the Board of Managers. The provisions in this Agreement governing meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Managers apply to committees of the Board of Managers established under this Section 6.8.

        6.9    Participation in Meeting by Telephone.    Members of the Board of Managers, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

ARTICLE VII

OFFICERS

        7.1    Delegation of Authority.

        (a)   The Board of Managers may from time to time appoint and delegate to one or more individuals (each an "Officer") any portion of its authority granted hereunder and under the Act as the Board of Managers deems appropriate. No such delegation shall relieve any Manager of his duties and obligations, or limit the power and authority of the Board of Managers, set forth herein and under the Act.

        (b)   Initially, the Officers of the Company shall consist of a Chief Executive Officer, a Secretary, a Treasurer and such Vice-Presidents, Assistant Secretaries, Assistant Treasurers, and other Officers as may from time to time be appointed by or under the authority of the Board of Managers. Any two or more offices may be held by the same individual, but no Officer may act in more than one capacity where action of two or more Officers is required. The initial Officers of the Company are set forth on Schedule A hereto.

        7.2    Appointment and Term.    Without limiting the provisions of the last sentence of Section 7.1(b), the Officers of the Company shall be appointed and removed by the Board of Managers, the Chairman, or by a duly appointed Officer authorized by the Board of Managers to appoint one or more Officers or assistant Officers. Each Officer shall hold office until such Officer's death, incapacity, resignation, removal, or until the appointment of a successor.

        7.3    Compensation of Officers.    The compensation of all Officers of the Company shall be fixed by or under the authority of the Board of Managers, and no Officer shall serve the Company in any other capacity and receive compensation therefor unless such additional compensation shall be duly authorized. The appointment of an Officer does not itself create contractual rights.

        7.4    Bonds.    The Board of Managers may require any Officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties, conditioned on the faithful performance of the duties of his respective office or position, and to comply with such other conditions as may from time to time be required by the Board of Managers.

        7.5    Chief Executive Officer.    The Chief Executive Officer shall act in a general executive capacity, shall be responsible for the general administration and operation of the affairs of the Company and shall perform all duties incidental to such person's office that may be required by law and all such other duties as are properly required of him by the Board of Managers. He or she shall make reports to the Board of Managers and the members of the Company and shall see that all orders and resolutions of the Board of Managers and of any committee thereof are carried into effect.

        7.6    Vice Presidents.    Each Executive Vice President and Senior Vice President and any Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Managers or the Chairman.

        7.7    Treasurer.

        (a)   The Treasurer shall exercise general supervision over the receipt, custody and disbursement of Company funds. The Treasurer shall cause the funds of the Company to be deposited in such banks as may be authorized by the Board of Managers, or in such banks as may be designated as depositories in the manner provided by resolutions of the Board of Managers. The Treasurer shall, in general, perform all duties incident to the office of the Treasurer and shall have such further powers and duties and shall be subject to such directions as may be granted or imposed from time to time by the Board of Managers or the Chairman.

        (b)   Assistant Treasurers shall have such of the authority and perform such of the duties of the Treasurer as may be provided in this Agreement or assigned to them by the Board of Managers, the Chairman or the Treasurer. Assistant Treasurers shall assist the Treasurer in the performance of the duties assigned to the Treasurer, and in assisting the Treasurer, each Assistant Treasurer shall for such purpose have the powers of the Treasurer. During the Treasurer's absence or inability, the Treasurer's authority and duties shall be possessed by such Assistant Treasurer or Assistant Treasurers as the Board of Managers or the Chairman may designate.

        7.8    Secretary.

        (a)   The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Managers and the committees of the Board of Managers. The Secretary shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by law; shall be custodian of the records of the Company; shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary of the Board of Managers or the Chairman.

        (b)   Assistant Secretaries shall have such of the authority and perform such of the duties of the Secretary as may be provided in this Agreement or assigned to them by the Board of Managers, the Chairman or the Secretary. Assistant Secretaries shall assist the Secretary in the performance of the duties assigned to the Secretary, and in assisting the Secretary, each Assistant Secretary shall for such purpose have the powers of the Secretary. During the Secretary's absence or inability, the Secretary's authority and duties shall be possessed by such Assistant Secretary or Assistant Secretaries as the Board of Managers or the Chairman may designate.

        7.9    Removal.    Any Officer elected, or agent appointed, by the Board of Managers may be removed by the Board of Managers whenever, in their judgment, the best interests of the Company would be served thereby. Any Officer or agent appointed by the Chairman may be removed by him or her whenever, in the judgment of the Chairman, the best interests of the Company would be served thereby. No elected Officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such person's successor, such person's death, such person's resignation or such person's removal, whichever event shall first occur, except as otherwise provided in an employment contract or under any employee deferred compensation plan.

        7.10    Authority of Officers to Bind the Company.    Other than the Managers, only the Officers, acting within their authority as provided herein, shall have the authority to bind the Company.

ARTICLE VIII

THE MEMBERS

        8.1    Member Voting, Consent and Approval Rights.    Other than as expressly provided in Section 5.5, 5.7 or 5.8 of this Agreement or, solely with respect to the Initial Member, in Article IV of this Agreement, no member of the Company (including, without limitation, the Initial Member) in its capacity as such shall have any right hereunder, under the Act or otherwise to vote on, consent to or approve any action or other matter to be taken by, of or otherwise affecting the Company (including, without limitation, with respect to the issuance, transfer or assignment of any Units, the admission of any person or entity as a member of the Company, the sale, lease, transfer, assignment or other disposition of all or substantially all of the assets of the Company, the merger, consolidation or conversion of or by the Company or, to the fullest extent permitted by applicable law, the dissolution, liquidation or termination of the Company) or to otherwise act for or bind the Company, all such actions and other matters to be taken solely by and in the determination of or pursuant to the express authorization of the Board of Managers, notwithstanding any other provision of this Agreement or the Act to the contrary (including, without limitation, any provision of the Act that would otherwise vest by default any voting, consent or approval right in any member of the Company).

        8.2    Unanimity Requirement; Action With or Without Meeting.    Any actions expressly permitted to be taken by the members of the Company pursuant to Section 5.5, 5.7 or 5.8 of this Agreement shall require the unanimous vote or written consent of all of the members of the Company. The members of the Company may take any such actions with or without a meeting. Any such actions of the members of the Company may be taken without a meeting if a written consent, describing the action so taken, shall be signed by all of the members of the Company and delivered to the Company for inclusion in the minutes or filing with its records.

        8.3    Relationship between this Agreement and the Act.    Regardless of whether any provision of this Agreement specifically refers to particular Default Rules, (i) if any provision of this Agreement conflicts with a Default Rule, the provision of this Agreement controls and the Default Rule is modified or negated accordingly, and (ii) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Agreement, the Default Rule is modified or negated accordingly. For purposes of this Section 8.3, "Default Rule" shall mean a rule stated in the Act that applies except to the extent it is negated or modified through the provisions of a limited liability company's certificate of formation or limited liability company agreement.

ARTICLE IX

Duties; Liability; Indemnification

        9.1    Duties of Managers.    Except as otherwise expressly provided herein, the Managers shall have the same duties to the Company that they would have under the law of the State of Delaware if the Company were a corporation and the Managers were its directors.

        9.2    Liability of Members; Indemnification of Initial Member.    No member of the Company shall have any liability to the Company or any third party for the obligations or liabilities of the Company except to the extent explicitly required by the Act. The Company shall, to the full extent permitted by applicable law, indemnify and hold harmless the Initial Member against any and all liabilities incurred by it in connection with any action, suit or proceeding to which it may be made a party or otherwise involved or with which the Initial Member shall be threatened by reason of its being a member of the Company or while acting as a member of the Company on behalf of the Company or in its interest, including, without limitation, reasonable costs, expenses and attorneys' fees incurred by the Initial Member in connection with the enforcement of the indemnification rights provided herein.

        9.3    Indemnification.    The Company shall indemnify to the full extent permitted by applicable law any person who is or was serving as a Manager or Officer, and may, but shall not be required to, indemnify any other person who is or was serving as employee or agent of the Company or who, at the request of the Company, is or was serving as a director, manager, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, against (a) litigation expenses, including costs, expenses and reasonable attorneys' fees incurred by any such person in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, whether formal or informal, and whether or not brought by or on behalf of the Company, arising out of such person's status as such or such person's activities in any of the foregoing capacities, (b) liability, including payments made by such person in satisfaction of any judgment, money, decree, fine (including any excise tax assessed with respect to an employee benefit plan), penalty or settlement for which such person may have become liable in any such action, suit or proceeding, and (c) reasonable costs, expenses and attorneys' fees incurred by such person in connection with the enforcement of the indemnification rights provided herein.

        Any such litigation expenses may, and shall be required for the Initial Member, Managers and Officers to be, paid by the Company in advance of the final disposition of any action, suit or proceeding upon receipt of an unsecured written promise by or on behalf of any such person to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Company against such expenses.

ARTICLE X

Miscellaneous

        10.1    Amendments.    This Agreement, and the rights of the members of the Company, the Managers, the Officers and any other person or entity hereunder, may be modified or amended at any time by the Board of Managers as determined in its sole discretion. For purposes of clarification, the vote, consent or approval of the members of the Company shall not be required for any modification or amendment to this Agreement; and no member of the Company (including, without limitation, the Initial Member) or other person or entity (other than the Board of Managers) shall have any right to vote on, consent to or approve any modification or amendment to the Agreement.

        10.2    Applicable Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        10.3    Effectiveness.    Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the time of the filing of the initial Certificate of Formation of the Company with the Office of the Delaware Secretary of State on                                    , 2009.

[Signature page follows]

        IN WITNESS WHEREOF, the Initial Member has executed this Limited Liability Company Agreement of Walter Investment Management LLC as of the day and year first above written.

WALTER INDUSTRIES, INC.
By:	/s/ VICTOR PATRICK
	Name:	Victor Patrick
	Title:	Vice Chairman

 Schedule A

Officers

Name	Title

Chief Executive Officer
Secretary
Treasurer

QuickLinks

  Exhibit 10.60
LIMITED LIABILITY COMPANY AGREEMENT OF WALTER INVESTMENT MANAGEMENT LLC
ARTICLE II
ARTICLE III Capitalization
ARTICLE IV Tax/Allocation of Profits and Losses/Distributions
ARTICLE V Management
ARTICLE VI MEETINGS OF THE BOARD OF MANAGERS
ARTICLE VII OFFICERS
ARTICLE VIII THE MEMBERS
ARTICLE IX Duties; Liability; Indemnification
ARTICLE X Miscellaneous
Schedule A
Officers